SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant       [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE BJURMAN, BARRY FUNDS

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                            THE BJURMAN, BARRY FUNDS
                               ALL CAP GROWTH FUND
                    10100 SANTA MONICA BOULEVARD, SUITE 1200
                          LOS ANGELES, CALIFORNIA 90067
                                 (800) 543-0407

                            NOTICE OF SPECIAL MEETING

     Notice is hereby given that a special meeting of shareholders of the All Cap Growth Fund, a series of The Bjurman, Barry Funds (the "Trust") will be held on June 18, 2004 at 10:00 a.m., Eastern time, at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     The special meeting is being held for the following purposes:

     1. To approve a change to the market capitalization investment focus of the Trust's All Cap Growth Fund; and

     2. To transact such other business as may properly come before the special meeting or any other adjournments thereof.

     Shareholders of record at the close of business on April 19, 2004 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY JUNE 16, 2004.

     By order of the Board of Trustees of The Bjurman, Barry Funds.


                                             Jay S. Fitton
                                             Secretary

Cincinnati, Ohio
May 7, 2004

                            THE BJURMAN, BARRY FUNDS
                               ALL CAP GROWTH FUND
                    10100 SANTA MONICA BOULEVARD, SUITE 1200
                          LOS ANGELES, CALIFORNIA 90067
                                 (800) 543-0407


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           OF THE ALL CAP GROWTH FUND

                                  JUNE 18, 2004


     This Proxy Statement is furnished by The Bjurman, Barry Funds (the "Trust") to the shareholders of the Trust's All Cap Growth Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on June 18, 2004 at 10:00 a.m., Eastern Daylight time, at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and at any adjournment thereof (the "Meeting"), for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement and the accompanying proxy are being mailed to Fund shareholders on or about May 7, 2004.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY THE FUND, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE FUND.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THESE REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 227-7264 OR BY WRITING TO THE TRUST, 221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202.

                                 PROPOSAL NO. 1


                           TO APPROVE A CHANGE TO THE
                    MARKET CAPITALIZATION INVESTMENT FOCUS OF
                     THE BJURMAN, BARRY ALL CAP GROWTH FUND


     Under the Trust's investment policies, the Fund's investment objective is a fundamental policy. Under the Investment Company Act of 1940, a fundamental policy that may only be changed with the approval of the Fund's shareholders. The Fund's current investment objective is to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. The Board has concluded, in consultation with the Trust's investment adviser, Bjurman, Barry & Associates (the "Adviser"), that it would be in the best interests of the Fund's shareholders to narrow the focus of the Fund's investment strategy to mid-capitalization companies. The Board believes that the Fund's current broad target of market capitalizations dissuades many investors seeking a more specific market capitalization focus from investing in the Fund, and therefore that the concentrated focus on mid-capitalization companies will attract additional investors to the Fund, thereby increasing the Fund's assets and reducing per share Fund expenses.

     Accordingly, the Board proposes changing the Fund's investment objective to state that the Fund will seek capital appreciation by investing in mid-capitalization companies. If the proposed change is approved, the Fund would invest, under normal circumstances, at least 80% of its total assets in the common stocks of U.S. companies whose total market capitalizations at the time of purchase are between $1 billion and $10 billion, referred to as Mid Cap Companies, and that, in the opinion of the Adviser, have superior earnings growth characteristics. If shareholders approve this proposed change, the Board has determined to change the name of the Fund to the Mid Cap Growth Fund. If approved by shareholders, these changes will become effective as soon as practicable after shareholder approval is obtained. If this proposal is not approved by the shareholders, the Fund's current investment objective and the name of the Fund will remain unchanged, although the Board may consider closing the Fund.

     In determining to recommend the proposed change in investment objective to shareholders, the Board considered the possible risks to the Fund from the change. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund that invests in a larger number of issuers with a wider range of market capitalizations. The Board believes that the benefits afforded the Fund's shareholders by the change outweigh this risk.

                        REQUIRED VOTE AND RECOMMENDATION

     Approval of this Proposal requires the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the shareholders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE A CHANGE TO THE MARKET CAPITALIZATION INVESTMENT FOCUS OF THE TRUST'S ALL CAP GROWTH FUND.

                             ADDITIONAL INFORMATION

     SHARE OWNERSHIP INFORMATION

     5% BENEFICIAL OWNERSHIP INFORMATION. As of April 19, 2004, the following persons were known by the Trust to own 5% or more of the outstanding shares of the Fund:

     Name and Address of Record Owner       Number of Shares    Percent of Total

     Charles Schwab & Co., Inc.                  335,307              32.44%
     101 Montgomery Street
     San Francisco, CA 94104

     The National Financial Service              179,333              17.35%
     One World Financial
     New York, NY 10281

     O. Thomas Barry III                          53,087*             5.14%*
     10100 Santa Monica Boulevard
     Suite 1200
     Los Angeles, CA 90067
     _______________
     * Includes 33,087 shares held by the Adviser's profit-sharing plan, of which Mr. Barry is a trustee sharing voting control over such shares. Mr. Barry disclaims beneficial ownership of such shares.

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the record date.

     TOTAL ALL CAP GROWTH FUND SHARES. AS OF APRIL 19, 2004, THERE WERE 1,033,555.921 SHARES OF THE FUND OUTSTANDING AND ENTITLED TO VOTE, AND THE FUND HAD AN AGGREGATE NET ASSET VALUE OF $10,044,281.81.

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of April 19, 2004, the following Trustees and executive officers of the Trust were known by the Trust to own 1% or more of the outstanding shares of the Fund:

     Name and Address of Record Owner       Number of Shares    Percent of Total

     O. Thomas Barry III                          53,087 /1/         5.14% /1/
     10100 Santa Monica Boulevard
     Suite 1200
     Los Angeles, CA 90067

     G. Andrew Bjurman                            34,587 /1/         3.35% /1/
     10100 Santa Monica Boulevard
     Suite 1200
     Los Angeles, CA 90067

     All Trustees and Executive               63,770.192 /1,2/       6.17% /1,2/
     Officers as a Group (7 persons)
     _______________
     /1/ Includes 33,087 shares held by the Adviser's profit-sharing plan, of which Messrs. Barry and Bjurman are trustees sharing voting control over such shares. Messrs. Barry and Bjurman disclaim beneficial ownership of such shares.

     /2/ Includes 1795.124 shares owned by Trustee William L. Wallace's children. Mr. Wallace disclaims beneficial ownership of such shares.

     No other executive officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of the Fund.

     INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

     The Adviser, Bjurman, Barry & Associates, located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067-4103, serves as the investment adviser to the Trust.

     IFS Fund Distributors, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of the Underwriter is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2003, through December 31, 2003, the Underwriter received $6,000 in underwriting commissions from the Trust.

         The Underwriter is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company,

Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     There are no officers of the Trust that hold positions with both the Adviser and the Underwriter.

     Integrated Fund Services, Inc. ("Integrated") serves as the administrator, fund accounting and transfer agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile, internet, and personal contact by directors, officers and regular employees of the Adviser. ADP/MIS has been engaged to assist in the distribution of proxy materials and tabulation of proxies. As the date of the Meeting approaches, a representative of the Adviser, or its affiliates, may contact shareholders whose votes have not yet been received. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation of proxies and the Meeting will be borne by the Fund, subject to the Adviser's agreement to reimburse the Fund for expenses in excess of 1.8% of the Fund's average net assets in any year (which reimbursement is subject to future repayment by the Fund to the Adviser, if approved by the Board, in accordance with the procedures described in the Trust's Statement of Additional Information dated August 1, 2003). The anticipated cost of the services of ADP/MIS is approximately $4,500, of which approximately $1,000 is for printing the proxy materials. In addition, D.F. King has been engaged by the Fund to solicit proxies. The estimated cost of D.F. King's services is $7,000.

     CERTAIN VOTING MATTERS

     Only holders of record of shares of the Fund on April 19, 2004 are entitled to be present and to vote at the Meeting. Each share shall be entitled to one vote, and each fraction of a share shall be entitled to that fraction of one vote.

     If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement, vote by telephone, vote through the Internet, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting. Instructions for telephone and Internet voting are set forth on the proxy card.)

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of Proposal No. 1 described in this Proxy Statement.

     If a shareholder signs and returns a proxy but directs the persons named in the accompanying proxy to abstain from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a vote against Proposal No. 1.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present and entitled to vote for purposes of determining a quorum at the

Meeting, but they will not be entitled to vote and thus will also have the effect of a vote against Proposal No. 1.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. A shareholder's proxy will not be voted if that shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

     QUORUM. The presence in person or by proxy of holders of one-third of the Fund's shares entitled to be voted is necessary to constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting or in the event that there are insufficient votes to approve Proposal No. 1, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote in favor of Proposal No. 1 and will vote against any such adjournment those proxies to be voted against Proposal No. 1.

     PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2003 through December 31, 2003, brokerage transactions were not placed with any person affiliated with the Trust or the Adviser.

     SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Trust shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

     OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in their discretion.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY JUNE 16, 2004 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


     May 7, 2004              By Order of the Board of Trustees of the Trust
     Cincinnati, Ohio                   Jay S. Fitton, Secretary

                                      PROXY

                     THE BJURMAN, BARRY ALL CAP GROWTH FUND

                     Every shareholder's vote is important!

                    Please sign, date and return your voting
                               instructions today!



VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON: Vote on the internet at www.proxyweb.com and follow the on-line directions.

MAIL:   Return the signed proxy card in the enclosed envelope.

VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE BJURMAN, BARRY ALL CAP GROWTH FUND TO BE HELD JUNE 18, 2004.

The undersigned hereby authorizes and appoints Jay S. Fitton and Tina H. Bloom, and each of them, as attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Bjurman, Barry All Cap Growth Fund (the "Fund") that the undersigned is entitled to vote at a special meeting of shareholders of the Fund to be held at 10:00 a.m., Eastern Daylight time, on June 18, 2004, at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and at any adjournment thereof, as indicated on the reverse side. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The undersigned hereby revokes any proxy previously given.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

                                    PLEASE SIGN, DATE, AND RETURN PROMPTLY
                                    IN THE ENCLOSED ENVELOPE

                                    Date ________________ , 2004



                                    ------------------------------------------
                                    Signature(s)


                                    ------------------------------------------
                                    Printed Name(s)


                                    ------------------------------------------
                                    Title (if applicable)


                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                    APPEARS ON THIS CARD. When signing as
                                    attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                            (Please see reverse side)

         Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.




SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                        FOR             AGAINST         ABSTAIN
1.  CHANGE TO THE INVESTMENT OBJECTIVE:                                 [ ]                [ ]            [ ]
    To approve a change to the market
    capitalization investment focus of the All Cap Growth Fund

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting or at any adjournments thereof.


       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING